GS MORTGAGE SECURITIES CORP

Exhibit 99.1 - Schedule 1

EXECUTIVE SUMMARY

DESCRIPTION OF SERVICES

(1) Type of assets that were reviewed.

AMC Diligence, LLC (“AMC”) performed certain due diligence services described below on conforming and non-conforming residential mortgages acquired from various parties. The review was conducted on behalf of Goldman Sachs Mortgage Company (“Client”) during multiple transactions from August 2024 to April 2026 via files imaged and provided by Goldman Sachs Mortgage Company (the “Review”). The loans in the Review carried origination dates between August 2024 and February 2026. The Review included loans reviewed under the Lease Review Scope (2 loans) and the Leases & Limited Compliance Review Scope (1,364 loans). The loans (Lease Review Scope and Leases Limited Compliance Review Scope) are together referred to as the Loans.

(2) Sample size of the assets reviewed.

The Review was conducted on one thousand three hundred sixty-six (1,366) mortgage loans with an aggregate original principal balance of approximately $304.050 million. The Review did not cover 100% of the loans in the securitization population; however, the Review did cover the portion of the securitization population reviewed by AMC.

(3) Determination of the sample size and computation.

AMC is not aware of the overall sample size for the securitization as the Review only covered the portion of the loans in the securitization reviewed by AMC.

(4) Quality or integrity of information or data about the assets: review and methodology.

AMC compared data fields on the bid tape provided by Client to the data found in the actual file as captured by AMC. This comparison, when data was available, included the following data fields:

# of Units	Borrower SSN	Lien Position	Original Loan Amount	Purpose
Amortization Term	City	Margin	Original LTV	Refi Purpose
Amortization Type	Escrow Account	Note Date	PITIA Reserves Months	Representative FICO
Balloon Flag	Has FTHB	Occupancy	Prepayment Penalty Period (months)	State
Borrower First Name	Investor: Qualifying Total Debt Ratio	Original CLTV	Product Description	Street
Borrower FTHB	Lender	Original Interest Rate	Property Type	Zip
Borrower Last Name

Additionally, AMC verified (i) listed borrowers signed documents requiring signature, (ii) borrowers signing documents were eighteen (18) years or older at the time of the mortgage loan origination, (iii) that all riders required by the terms of the mortgage and mortgage note were attached to the respective document, (iv) that social security numbers across documents were consistent, and (v) debt-to-income ratio (“DTI(s)”), and/or loan-to-value ratios (“LTV(s)”) used in the assessment of conformity guidelines.

(5) Origination of the assets and conformity to stated underwriting or credit extension guidelines, standards, criteria or other requirements: review and methodology.

LEASES REVIEW

DOCUMENT REVIEW

For each Loan, AMC will review the Loan File and verify whether the following documents, if applicable, are included in the file and if the data on these documents is consistent and logical: (a) initial application (1003), (b) credit report, (c) employment documentation, (d) asset documentation, (e) sales contract, (f) hazard and/or flood insurance policies, (g) appraisal, (h) title/preliminary title, (i) mortgage/deed of trust, (j) note, (k) certificate of business purpose / non-owner occupancy, (l) articles of incorporation, if applicable, (m) operating agreement, and (n) background check.

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CREDIT REVIEW

The credit review focuses on the borrower’s experience in property management, credit profile and adherence to guidelines. The borrower’s assets are analyzed to determine there are sufficient funds for the required equity in the project. Conformity to applicable guidelines will all be assessed during the review. An income calculation will not be performed though the presence of income documentation if required by the guidelines will be noted.

Credit Application: For the Credit Application, AMC will verify whether (a) the application is signed by all listed borrowers, (b) the application is substantially filled out, (c) all known borrower-owned properties are disclosed on the Real Estate Owned section or attachments, and (d) borrower’s property management/landlord experience.

Credit Report: AMC will verify (a) a credit report is present for each borrower, (b) note and research the Real Estate Owned and fraud alerts, (c) and gather data including (i) representative FICO, (ii) scores from Equifax, Experian, and Transunion (if available), (iii) verify that the public records listed are disclosed on the application and adequately explained and in compliance with guidelines, and (iv) the number and length of trade lines.

Employment and Income: AMC will determine whether applicable supporting employment and income documentation required by the guidelines, was present in the mortgage loan file and where possible, wasn’t fraudulent.

Borrowing Entity: AMC will verify the borrowing entity, if not an individual, is properly documented. In addition, AMC will verify if the business entity is a US or foreign entity and if the individual signing the loan documentation has the appropriate authority. Distinction will be made between guarantors and principals, individuals and business entities.

Property income: AMC will determine whether all applicable supporting documentation as required by the guidelines is present in the file. No traditional borrower DTI ratios will be calculated but instead a “Property DTI” will be calculated per guidelines using the lease or expected lease amount and the property expenses. Documentation verifying property income may include: (a) leases and monthly rental income, (b) property vacancy, (c) balance sheets / financial statements, and (d) an appraisal analysis of market rents.

Valuation Review: AMC’s review will include a review of the valuation materials utilized during the origination of the loan and in confirming the value of the underlying property. AMC’s review will include verifying the appraisal report was (i) materially complete, (ii) in conformity with the guideline requirements for the property type in question, (iii) completed by an appraiser that was actively licensed to perform the valuation, (iv) completed such that the named client on the appraisal report is the lender or a related entity that is permitted to engage the lender per Title XI of FIRREA, (iv) made on an “as is” basis or provides satisfactory evidence of completion of all material conditions including all inspections, licenses, and certificates (including certificates of occupancy) to be made or issued with respect to all occupied portions of the mortgaged property and with respect to the use and occupancy of the same, have been made or obtained from the appropriate authorities.

With regard to the use of comparable properties, AMC’s review will (i) review the relative comparable data (gross and net adjustments, sale dates and distance from subject property) and ensure that such comparable properties are within standard appraisal guidelines; (ii) confirm the property value and square footage of the subject property was bracketed by comparable properties, (iii) verify that comparable properties used are similar in size, style, and location to the subject, and (iv) check for the reasonableness of adjustments when reconciling value between the subject property and comparable properties.

Other aspects of AMC’s review include (i) verifying that the address matched the mortgage note, (ii) reviewing pictures to ensure (a) that the property is in average or better condition and any repairs are noted where required and (b) that the subject property is the one for which the valuation was ordered and that there are no negative external factors; and (iii) confirming the appraiser noted an estimated lease amount to be used in instances where there is no lease in place.

Asset Review: AMC will assess whether the asset documentation required by the guidelines is present in the file. AMC will verify that assets presented support the required reserves. Documentation reviewed may include: (a) depository account statements, (b) stock or security account statements, (c) settlement statements or other evidence of conveyance and transfer of funds if a sale of assets was involved, and (d) operating accounts from other properties.

Insurance: AMC will (a) look for the presence of rent loss insurance as required by the guidelines, (b) verify that hazard insurance meets the minimum required amount of coverage in the guidelines, (c) confirm that the flood cert is for the correct borrower, property, lender and loan number, and (d) for properties in a flood zone per the flood cert, confirm that flood insurance meets guideline requirements in the file and meets the minimum required amount of coverage.

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Title: AMC will verify whether the appropriate vestee is on the title document: if a purchase, the seller; if a refinance, the borrower. AMC will also review the Title Commitment for the disclosure issues such as assessments; covenants, conditions and restrictions); access problems; vicinity of property to military airports; prior leases; court orders/divorce decrees; public probate issues; foreclosures; bankruptcies; judgment liens; state and federal tax liens; and environmental liens. Review for instances of delinquent taxes (non-liens). In addition, AMC will review for Oil, Gas, Water or Mineral rights.

Fraud / Criminal Background: To the extent potentially fraudulent activity is identified as part of the document review, such information will be reported to Client. In addition, AMC will look for an independent, third party fraud report and background check in each file and will review the results of the fraud report in conjunction with source documents found in the file to assess the likelihood of any misrepresentations associated with the origination of the loan.

DATA COLLECTION

AMC will compare data fields on the bid tape provided by the client to the data found in the actual file as captured by AMC. All material discrepancies will be noted.

LEASES with LIMITED COMPLIANCE REVIEW

Includes Leases Review Scope with additional limited compliance review below.

State Compliance Review applicable to non-owner occupied loans:

SitusAMC will review each mortgage loan file to determine coverage, and if covered, verify compliance with the following:

a)	High Cost testing in Chicago Illinois and Cook County Illinois;

b)	Higher Priced testing in Minnesota;

c)	Other applicable state testing in Maryland, Minnesota, New Jersey, West Virginia, Wyoming, and Vermont, Virginia and

d)	State specific prepayment penalty and late charge testing applicable to non-owner occupied loans.

(6) Value of collateral securing the assets: review and methodology.

N/A

(7) Compliance of the originator of the assets with federal, state and local laws and regulations: review and methodology.

N/A

(8) Other: review and methodology.

The final review results reflected in the Overall Review Results Summary herein may include additional exceptions identified after AMC’s initial review was completed where loan level issues were identified by external parties as a result of separate, distinct quality control evaluation of the loan files. In such cases, any additional exceptions cited by any such quality control evaluation would either be reflected (i) as an open exception or (ii) remediated if required documentation and/or curative actions were provided to AMC. The exception totals reflected herein, and corresponding Exception Rating, include exceptions that were so subsequently identified, if any. Please note that only a limited number of loans, if any, reflected in the Review Results Summary were subject to such external quality control evaluations.

(9) Disclaimer.

Except as expressly enumerated above, please be advised that SitusAMC has not performed any review to determine whether the mortgage loans covered in this Report complied with federal, state or local laws, constitutional provisions, regulations, ordinances or any other laws or guidance, including, without limitation, licensing and general usury laws (“Applicable Law”).  Further, there can be no assurances that in performing the review and preparing this Report that SitusAMC has uncovered all relevant factors and potential issues relating to the origination of the mortgage loans, their compliance with Applicable Law, or the original appraisals relating to the mortgaged properties, or that SitusAMC has uncovered all relevant factors that could affect the future performance of the mortgage loans. Please note that the results set forth in this Report are dependent upon receipt of complete and accurate data regarding the mortgage loans from mortgage loan originators, sponsors, issuers, underwriters, and other third parties upon which SitusAMC is relying in reaching such results.  Except as expressly stated herein, SitusAMC did not verify the data relied upon in performing its review and producing this Report.  In addition, the findings and conclusions set forth in this Report are provided on an “as is” basis and are based on available information and Applicable Law as of the date of this Report, and SitusAMC does not undertake any obligation to update or provide any revisions to this Report to reflect events, circumstances, changes in Applicable Law, or changes in expectations after the date this Report was issued.  SitusAMC also hereby disclaims any representation or warranty as to accuracy or completeness of the Report, the inclusion or omission of any facts or information, or as to its suitability, sufficiency or appropriateness for the purposes of the transaction parties or investors or the use of the Report in preparation of any other document in connection with the subject transaction.).

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Please be further advised that SitusAMC does not employ personnel who are licensed to practice law in the various jurisdictions covered in this Report, and the results set forth in this Report do not constitute legal advice or legal opinions whatsoever. The findings are recommendations or conclusions based on information provided to SitusAMC, and are not statements of fact or legal conclusions. Information contained in the Report related to the applicable statute of limitations for certain claims may not be accurate or reflect the most recent controlling case law. Further, a particular court in a particular jurisdiction may extend, not enforce or otherwise allow claims beyond the statute of limitations identified in the Report based on certain factors, including the facts and circumstances of an individual mortgage loan.  The authorities administering the Applicable Law that was part of the review have broad discretionary powers which may permit such authorities, among other things, to withdraw exemptions accorded by statute or regulation, to impose additional requirements or to reach a conclusion that is not consistent with the results set forth in the Report. All decisions as to whether to issue, purchase, hold, sell or otherwise transact in securities backed by the mortgage loans reviewed in this Report, any investment strategy and any legal conclusions, including the potential liability related to the purchase or other transaction involving any such securities, shall be made solely by the parties to or investors in the transaction. The results set forth in this Report do not constitute tax or investment advice.  The scoring models in this Report are designed to identify potential risk in the securities backed by the mortgage loans reviewed, and each party or investor assumes sole responsibility for determining the suitability of the information for its particular use. SitusAMC does not make any representation or warranty (express or implied) as to the value of any mortgage loan or mortgage loan’s collateral that has been reviewed by SitusAMC.

SUMMARY OF FINDINGS & CONCLUSIONS OF REVIEW

The NRSRO criteria referenced for this report and utilized for grading descriptions is based upon the requirements of DBRS, Inc. (“DBRS”), Fitch Ratings, Inc. (“Fitch”), Kroll Bond Rating Agency, LLC (“Kroll”), and S&P Global Ratings (“S&P”).

OVERALL REVIEW RESULTS SUMMARY

There were one thousand three hundred sixty-six (1,366) mortgage loans in the securitization population reviewed by AMC. After all documents were presented, under the applicable NRSRO grading criteria nine hundred thirty-nine (939) (68.74%) had an Overall grade of “A”, four hundred twenty-seven (427) (31.26%) had an Overall grade of “B”, and no loans had exceptions that generated an Overall grade of “C”.

NRSRO Grade (DBRS, Fitch, S&P, Kroll)	# of Loans	Percentage of Loans
A	939	68.74%
B	427	31.26%
C	0	0.00%
D	0	0.00%

CREDIT REVIEW RESULTS SUMMARY

One thousand one hundred fifty-seven (1,157) (84.70%) mortgage loans of the total received an “A” Credit Review grade. The two hundred nine (209) (15.30%) “B” Credit Review grades were due to missing documentation and/or guideline adherence (see exception detail below). Exceptions were offset by strong compensating factors, such as low LTV and/or high liquid assets.

NRSRO Grade (DBRS, Fitch, S&P, Kroll)	# of Loans	Percentage of Loans
A	1,157	84.70%
B	209	15.30%
C	0	0.00%
D	0	0.00%

COMPLIANCE REVIEW RESULTS SUMMARY

One thousand one hundred fifteen (1,115) (81.63%) had a Compliance Review grade of “A”, two hundred forty-nine (249) (18.23%) had a Compliance Review grade of “B”, and two (2) (0.15%) had a Compliance Review grade of “N/A”. Loans with a Compliance Review grade of “B” may have multiple compliance exceptions (see exception detail below); however, none are lower than a grade of “B”.

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NRSRO Grade (DBRS, Fitch, S&P, Kroll)	# of Loans	Percentage of Loans
A	1,115	81.63%
B	249	18.23%
C	0	0.00%
D	0	0.00%
N/A	2	0.15%

PROPERTY/VALUATION REVIEW RESULTS SUMMARY

Under the applicable NRSRO grading criteria all one thousand three hundred sixty-six (1,366) (100.00%) loans had a Property/Valuation grade of “A”. None of the loans are lower than a grade of “A.”

NRSRO Grade (DBRS, Fitch, S&P, Kroll)	# of Loans	Percentage of Loans
A	1,366	100.00%
B	0	0.00%
C	0	0.00%
D	0	0.00%

REVIEW EXCEPTION SUMMARY (1,366 Mortgage Loans)

The summaries below detail the exceptions from the Compliance, Credit and Property Reviews that would have resulted in a “B”, “C”, or “D” grade for a given mortgage loan under the NRSRO grading criteria. Please note that exception grades of EV1, EV2, and EV3 may not result in a corresponding “B”, “C”, or “D” grade per relevant rating agency guidelines due to considerations including statute of limitations and specific characteristics of ratings by a given NRSRO. Also note that some mortgage loans may have multiple exceptions and, as a result, may have an exception or multiple exceptions in any one exception category.

Exception Type	Final Exception Rating	Exception Category	Total
Compliance	B	ECOA	238
		State Defect	29
		State Late Charge	16
		Loan Package Documentation	2
		Misc. State Level	2
		Missing Application Date	1
		Missing, Incorrect, or Incomplete Note	1
		RESPA	1
		TRID	1
		Total Compliance Grade (B) Exceptions:	291
Total Compliance Exceptions:			291
Credit	B	Title	118
		Guideline	56
		Missing Document	25
		Loan Package Documentation	12
		Credit	7
		Borrower and Mortgage Eligibility	4
		Property - Appraisal	2
		Asset	1
		Business Purpose	1
		Hazard Insurance	1
		Insurance	1
		Total Credit Grade (B) Exceptions:	228
Total Credit Exceptions:			228
Total Property Exceptions:			0
Grand Total:			519

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TAPE INTEGRITY REVIEW RESULTS SUMMARY

Of the one thousand three hundred sixty-six (1,366) mortgage loans reviewed, none of the loans had tape discrepancies.

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	# Of Loans
# of Units	0	4	0.00%	1,366
Amortization Term	0	4	0.00%	1,366
Amortization Type	0	4	0.00%	1,366
Balloon Flag	0	1,362	0.00%	1,366
Borrower First Name	0	1,366	0.00%	1,366
Borrower FTHB	0	4	0.00%	1,366
Borrower Last Name	0	1,366	0.00%	1,366
Borrower SSN	0	1,362	0.00%	1,366
City	0	1,366	0.00%	1,366
Escrow Account	0	1,362	0.00%	1,366
Has FTHB	0	1,362	0.00%	1,366
Investor: Qualifying Total Debt Ratio	0	1,362	0.00%	1,366
Lender	0	1,362	0.00%	1,366
Lien Position	0	4	0.00%	1,366
Margin	0	2	0.00%	1,366
Note Date	0	4	0.00%	1,366
Occupancy	0	1,366	0.00%	1,366
Original CLTV	0	1,366	0.00%	1,366
Original Interest Rate	0	1,366	0.00%	1,366
Original Loan Amount	0	1,366	0.00%	1,366
Original LTV	0	1,366	0.00%	1,366
PITIA Reserves Months	0	1,362	0.00%	1,366
Prepayment Penalty Period (months)	0	1,362	0.00%	1,366
Product Description	0	1,362	0.00%	1,366
Property Type	0	1,366	0.00%	1,366
Purpose	0	1,366	0.00%	1,366
Refi Purpose	0	691	0.00%	1,366
Representative FICO	0	1,366	0.00%	1,366
State	0	1,366	0.00%	1,366
Street	0	1,366	0.00%	1,366
Zip	0	1,366	0.00%	1,366
Total	0	32,099	0.00%	1,366

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ADDITIONAL LOAN POPULATION SUMMARY*

Amortization Type	Loan Count	% of Loans	Original Balance	% of Balance
Fixed	1,363	99.78%	$301,525,689.00	99.17%
Adjustable	3	0.22%	$2,524,000.00	0.83%
Total	1,366	100.00%	$304,049,689.00	100.00%

Lien Position	Loan Count	% of Loans	Original Balance	% of Balance
1	1,366	100.00%	$304,049,689.00	100.00%
Total	1,366	100.00%	$304,049,689.00	100.00%

Loan Purpose	Loan Count	% of Loans	Original Balance	% of Balance
Cash Out: Home Improvement/Renovation	1	0.07%	$98,000.00	0.03%
Cash Out: Other/Multi-purpose/Unknown Purpose	709	51.90%	$165,748,494.00	54.51%
Other-than-first-time Home Purchase	518	37.92%	$99,831,997.00	32.83%
Rate/Term Refinance - Borrower Initiated	138	10.10%	$38,371,198.00	12.62%
Total	1,366	100.00%	$304,049,689.00	100.00%

Original Term	Loan Count	% of Loans	Original Balance	% of Balance
241-360 Months	1,360	99.56%	$301,524,745.00	99.17%
361+ Months	6	0.44%	$2,524,944.00	0.83%
Total	1,366	100.00%	$304,049,689.00	100.00%

Property Type	Loan Count	% of Loans	Original Balance	% of Balance
Single Family Detached	812	59.44%	$147,123,931.00	48.39%
Co-op	1	0.07%	$250,250.00	0.08%
Condo, Low Rise	57	4.17%	$11,595,691.00	3.81%
Condo, High Rise	9	0.66%	$2,433,050.00	0.80%
PUD	126	9.22%	$35,830,610.00	11.78%
Townhouse	50	3.66%	$9,026,439.00	2.97%
1 Family Attached	33	2.42%	$5,007,833.00	1.65%
2 Family	175	12.81%	$44,231,047.00	14.55%
3 Family	52	3.81%	$22,227,588.00	7.31%
4 Family	49	3.59%	$24,680,750.00	8.12%
Unavailable	2	0.15%	$1,642,500.00	0.54%
Total	1,366	100.00%	$304,049,689.00	100.00%

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Occupancy	Loan Count	% of Loans	Original Balance	% of Balance
Investment	1,366	100.00%	$304,049,689.00	100.00%
Total	1,366	100.00%	$304,049,689.00	100.00%

TPR Loan Designation	Loan Count	% of Loans	Original Balance	% of Balance
N/A (investment property consumer mortgage)	1,366	100.00%	$304,049,689.00	100.00%
Total	1,366	100.00%	$304,049,689.00	100.00%

*Tables may not add to 100% due to rounding.

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